Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF Delaware

In re: Evergreen Solar, Inc	Case No. Case No. 11-12590 (MFW)
Debtor	Reporting Period: August 28 - October 1, 2011

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a			X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements				X
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4			X
Copies of IRS Form 6123 or payment receipt				X
Copies of tax returns filed during reporting period				X
Summary of Unpaid Postpetition Debts	MOR-4
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

/s/ Donald W. Reilly	10/31/11
Signature of Authorized Individual*	Date

Donald W. Reilly	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR
(04/07)

Evergreen Solan, Inc
Case No. 11-12590

Schedule of Receipts & Disbursements

$ amounts in 000's	September Plan	September Actual	Rolling Variance Fav/(Unfav)	Cumulative Forecast	Cumulative Actual	Rolling Variance Fav/(Unfav)

Receipts:
Pre-petition receivables	$-	$1,106.7	$1,106.7	$-	$2,432.0	$2,432.0
Post-petition Inventory Sales	-	-	-	-	-	-

Total Receipts	$-	$1,106.7	$1,106.7	$-	$2,432.0	$2,432.0

Disbursements
Operating Disbursements
Salaries & Benefits	$1,727.3	$1,530.0	$197.2	$1,837.5	$1,645.2	$192.2
Rent, utilities and taxes	494.0	433.9	60.1	558.0	433.9	124.1
Materials, fees and other	988.9	465.1	523.8	1,329.8	542.8	787.0

Total Operating Disbursements	$3,210.2	$2,429.1	$781.1	$3,725.3	$2,621.9	$1,103.4

Non-Operating Disbursements
Severance	$430.2	$597.7	$(167.5)	$683.7	$597.7	$86.0
Other transition costs (Mid,Dev,GmbH)	552.1	133.2	418.9	825.7	196.9	628.8
Ordinary Course Professionals - Non-op	-	-	-	-	-	-
Debt reduction	-	-	-	12,500.0	12,500.0	-
Restructuring Professionals	2,210.0	281.6	1,928.4	2,210.0	281.6	1,928.4

Total Non-Operating Disbursements	$3,192.3	$1,012.5	$2,179.8	$16,219.4	$13,576.3	$2,643.1

Total Disbursements	6,402.5	3,441.6	2,960.9	19,944.7	16,198.2	3,746.5

Net Cash Flow	$(6,402.5)	$(2,334.9)	$4,067.6	$(19,944.7)	$(13,766.3)	$6,178.4

Note:
Minor rounding differences may exist due to the presentation in $000's

In re: Evergreen Solar, Inc	Case No. Case No. 11-12590 (MFW)
Debtor	Reporting Period: August 28 - October 1, 2011

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$2,960.90
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$-
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$-
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$2,960.90

FORM MOR-1
(04/07)

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	)	Chapter 11
)
EVERGREEN SOLAR, INC.,2)		Case No. 11-12590 (MFW)
)
Debtor.	)

October 31, 2011

Office of the United States Trustee

Subject:  Attestation Regarding Bank Account Reconciliations

The debtor, Evergreen Solar, Inc., hereby submits this attestation regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations.

The debtor has, on a timely basis, performed all bank account reconciliation in the ordinary course of its business.  Copies of bank account statements and reconciliations are available for inspection upon request by the United States Trustee’s Office.

/s/ Donald W. Reilly
Name: Donald W. Reilly
Position: Chief Financial Officer

Sworn to and Subscribed
before me on this 31st
day of October, 2011.

/s/ James Dutra
Notary Public

My Commission Expires:  11/5/11

2  The last four digits of the Debtor’s federal tax identification number are 2254.  The Debtor’s mailing address is 138 Bartlett Street, Marlboro, MA 01752.

In re: Evergreen Solar, Inc	Case No. Case No. 11-12590 (MFW)
Debtor	Reporting Period: August 28 - October 1, 2011

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses

Duff & Phelps	9/01 - 9/30/2011	102,960.61	Evergreen Solar, Inc.	wire	9/26/2011	100,000.00	2,960.61	100,000.00	2,960.61
Akin Gump Strauss	8/15 - 8/31/2011	178,675.02	Evergreen Solar, Inc.	wire	9/28/2011	165,804.00	12,871.02	165,804.00	12,871.02
Shipman & Goodwin	7/01 - 7/31/2011	5,022.00	Evergreen Solar, Inc.	118843	8/31/2011	5,022.00	0.00	5,022.00	0.00

FORM MOR-1b
(04/07)

In re: Evergreen Solar, Inc	Case No. Case No. 11-12590 (MFW)
Debtor	Reporting Period: August 28 - October 1, 2011

STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month	Filing to Date
Product Revenue	$88,448	$88,448
Royalty Revenue	250,000	250,000
Less: Returns and Allowances	-	-
Net Revenue	$338,448	$338,448
COST OF GOODS SOLD
Beginning Inventory		-
Add: Purchases		-
Add: Cost of Labor		-
Add: Other Costs	102,195	170,301
Less: Ending Inventory		-
Cost of Goods Sold	102,195	170,301
Gross Profit	236,253	168,147
OPERATING EXPENSES
Audit, Tax & Legal Fees	135,132	135,132
Bad Debts	-	-
Employee Benefits Programs	182,567	269,961
Insider Compensation*		-
Insurance	276,519	276,519
Intercompany Marketing Fee	44,508	246,235
Intercompany Charge - Hubei	888,907	888,907
IT	225,761	225,761
Repairs and Maintenance	9,625	9,625
Rent and Lease Expense	41,062	41,062
Salaries & Wages	1,703,512	2,177,250
Supplies / Materials	374,603	397,903
Taxes - Payroll	90,856	117,606
Taxes - Real Estate	421,108	421,108
Taxes - Other	36,553	36,553
Travel and Entertainment	29,432	32,214
Utilities	180,264	239,251
Other	303,673	331,526
Total Operating Expenses Before Depreciation	4,944,082	5,846,613
Depreciation/Depletion/Amortization	(4,582)	406,846
Net Profit (Loss) Before Other Income & Expenses	(4,703,247)	(6,085,312)
OTHER INCOME AND EXPENSES
Other Income	(225,858)	(226,175)
Interest Expense **	4,266,108	4,266,108
Other Expense	529,113	533,764
Net Profit (Loss) Before Reorganization Items	(9,272,610)	(10,659,009)
REORGANIZATION ITEMS
Professional Fees and Other Reorganization Costs ***	8,255,256	8,255,256
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Total Reorganization Expenses	8,255,256	8,255,256
Income Taxes
Net Profit (Loss)	$(17,527,866)	$(18,914,265)

*	"Insider" is defined in 11 U.S.C. Section 101(31).
**	Interest expense and amortization of deferred financing costs for the period 8/16 - 10/1/11 predominantly for 13% Notes
***	Includes the write-off of restructuring costs prior to the petition date in addition to post petition restructuring costs

FORM MOR-2
(04/07)

In re: Evergreen Solar, Inc	Case No. Case No. 11-12590 (MFW)
Debtor	Reporting Period: August 28 - October 1, 2011

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	$41,755,466	$43,819,525
Accounts Receivable (Net)	2,451,657	3,707,999
Intercompany Receivables	84,531,337	83,857,983
Inventories	13,363,792	13,763,872
Prepaid Cost of Inventory	8,915,037	8,995,004
Other Current Assets (attach schedule)	8,615,325	15,788,647
TOTAL CURRENT ASSETS	159,632,614	169,933,030
PROPERTY AND EQUIPMENT
Real Property and Improvements	209,954,740	209,954,740
Machinery and Equipment	258,121,608	258,121,608
Furniture, Fixtures and Office Equipment	6,077,374	6,077,374
Construction-in-Progress	16,798,691	16,788,656
Leasehold Improvements	7,137,865	7,137,865
Less Accumulated Depreciation	(435,505,924)	(435,510,506)
TOTAL PROPERTY & EQUIPMENT	62,584,354	62,569,737
OTHER ASSETS
Loans to Insiders*	-	-
Restricted Cash	1,314,962	1,324,308
Deferred Financing Costs	6,803,953	7,009,382
Loans and Related Interest Receivable	8,885,138	8,785,535
Prepaid Cost of Inventory	63,349,953	63,743,742
Investments in Subsidiaries and Intercompany Loans	38,680,497	38,579,525
Other Assets (attach schedule)	-	-
TOTAL OTHER ASSETS	119,034,503	119,442,492

TOTAL ASSETS	$341,251,471	$351,945,259

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	$79,899	$367,748
Intercompany Payables	1,765,300	274,079
Other Accrued Expenses	373,321	-
Accrued Employee Compensation	231,276	463,458
Amounts Due to Insiders*	-	-
Other Postpetition Liabilities (attach schedule)	-	-
TOTAL POSTPETITION LIABILITIES	2,449,796	1,105,285
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Accounts Payable	12,786,373	12,476,578
Goods Received Not Invoiced	(5,724)	386,821
Intercompany Payables	76,461,938	76,461,938
Other Accrued Expenses	6,963,866	6,001,893
Accrued Employee Compensation	446,229	-
Accrued Debt Interest	14,517,616	10,766,124
Accrued Warranty	4,346,764	4,346,764
Secured Debt	152,500,000	152,500,000
Unsecured Debt	208,306,000	208,306,000
Debt Discount	(18,091,963)	(18,401,150)
Deferred Income Taxes	1,204,049	1,204,049
TOTAL PRE-PETITION LIABILITIES	459,435,148	454,049,017

TOTAL LIABILITIES	461,884,944	455,154,302
OWNER EQUITY
Capital Stock	416,519	416,519
Additional Paid-In Capital	1,050,442,618	1,050,339,182
Owner's Equity Account
Retained Earnings - Pre-Petition	(1,152,579,412)	(1,152,579,412)
Retained Earnings - Postpetition	(18,914,265)	(1,386,399)
Adjustments to Owner Equity (attach schedule)
Accumulated Other Comprehensive Income	1,067	1,067
NET OWNER EQUITY	(120,633,473)	(103,209,043)

TOTAL LIABILITIES AND OWNERS' EQUITY	$341,251,471	$351,945,259

*"Insider" is defined in 11 U.S.C. Section 101(31).

FORM MOR-3
(04/07)

In re: Evergreen Solar, Inc	Case No. Case No. 11-12590 (MFW)
Debtor	Reporting Period: August 28 - October 1, 2011

BALANCE SHEET - continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Other Current Assets
Deferred Tax Assets	$1,204,049	$1,204,049
Other Receivables (primarily interest paid on 4% notes)	5,024,590	4,942,674
Prepaid Expenses	2,048,474	3,246,148
Spare Parts, Net	250,872	454,492
Deferred Restructuring Costs	-	5,853,943
Other	87,340	87,341
Other Current Assets	$8,615,325	$15,788,647

FORM MOR-3 CONT'D
(04/07)

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	)	Chapter 11
)
EVERGREEN SOLAR, INC.,1)		Case No. 11-12590 (MFW)
)
Debtor.	)

 October 31, 2011

Office of the United States Trustee

Subject:  Attestation Regarding Postpetition Taxes

The debtor, Evergreen Solar, Inc., hereby submits this attestation regarding pospetition taxes.

All postpetition taxes for the debtor, which are not subject to dispute or reconciliation, are current.  There are no material tax disputes or reconciliations.

/s/ Donald W. Reilly
Name: Donald W. Reilly
Position: Chief Financial Officer

Sworn to and Subscribed
before me on this 31st
day of October, 2011.

/s/ James Dutra
Notary Public

My Commission Expires:  11/5/11

1  The last four digits of the Debtor’s federal tax identification number are 2254.  The Debtor’s mailing address is 138 Bartlett Street, Marlboro, MA 01752.

Evergreen Solar, Inc.
Case No. 11-12590 (MFW)
MOR 4 - AP Aging as of October 1, 2011

					Amount in
Co Code	Vendor	Vend Name	Ref Number	Doc Nbr	Local Curr	Current	0-30	31-60	61-90	91-120
1000	100783	Verizon	9782662201SEPT11	19030280	(2,340.91)	-	(2,340.91)	-	-	-
1000	100524	MWI, Inc.	259955	5200044569	(3,711.95)	-	(3,711.95)	-	-	-
1000	100524	MWI, Inc.	259956	5200044568	(8,791.10)	-	(8,791.10)	-	-	-
4000	103753	United Refrigeration Inc.	32422322-00	5200044565	1,943.00	1,943.00	-	-	-	-
4000	103811	Young Supply Co.	10044799-00	5200044564	310.10	-	310.10	-	-	-
1000	100783	Verizon	9782662200AUG-B	19030108	(28.02)	-	-	(28.02)	-	-
1000	100783	Verizon	9782662201AUG-B	19030112	(762.87)	-	-	(762.87)	-	-
1000	104259	Expeditors N.V.	E600679014	19030281	(2,233.24)	-	(2,233.24)	-	-	-
1000	20023	Richard G.Chleboski	PVCONF.HAMBURG	19030264	(1,318.21)	-	(1,318.21)	-	-	-
1000	20191	Lawrence Felton	9/4-9/8TRIP	17001618	1,400.00	-	1,400.00	-	-	-
1000	20191	Lawrence Felton	9/4-9/8TRIP	19030269	(1,473.30)	-	(1,473.30)	-	-	-
1000	20624	Lana Chan	8/16-8/20EXPENSE	17001616	49.64	-	-	49.64	-	-
1000	20624	Lana Chan	8/16-8/20EXPENSE	19030267	(49.64)	-	-	(49.64)	-	-
1000	20624	Lana Chan	8/21-8/27CHINA	17001617	3,936.73	-	-	3,936.73	-	-
1000	20624	Lana Chan	8/21-8/27CHINA	19030268	(3,936.73)	-	-	(3,936.73)	-	-
1000	20652	Yurek Borzym	EMBEDDECONFERENC	19030265	(78.29)	-	(78.29)	-	-	-
1000	20822	Brett Allen	EXP9/26-9/29/11	19030311	(168.82)	-	(168.82)	-	-	-
1000	21154	Donald Reilly	EXP9/15&9/20	19030321	(274.00)	-	(274.00)	-	-	-
1000	100007	AAlert Courier Service, Inc.	1947-491	19030266	(197.20)	(197.20)	-	-	-	-
1000	100018	ADP Inc.	293947	5200044604	(712.32)	(712.32)	-	-	-	-
1000	100109	Benefit Concepts, Inc.	INV0027300	5200044587	(1,231.15)	(1,231.15)	-	-	-	-
1000	100289	Federal Express Corporation	2403823575	19030274	(109.29)	(109.29)	-	-	-	-
1000	100289	Federal Express Corporation	2467421283	19030273	(109.29)	(109.29)	-	-	-	-
1000	100289	Federal Express Corporation	5-967-26562	19030275	(230.00)	(230.00)	-	-	-	-
1000	100289	Federal Express Corporation	7-639-94477	19030276	(40.98)	(40.98)	-	-	-	-
1000	100289	Federal Express Corporation	7-640-48857	19030283	(165.76)	(165.76)	-	-	-	-
1000	100289	Federal Express Corporation	7-641-02490	19030277	(550.00)	(550.00)	-	-	-	-
1000	100289	Federal Express Corporation	7-641-08913	19030278	(5.61)	(5.61)	-	-	-	-
1000	100477	Nationalgrid	2854757021SEPT11	19030309	(21,026.81)	-	(21,026.81)	-	-	-
1000	100552	Nstar Gas	16545790046SEP11	19030313	(34.63)	(34.63)	-	-	-	-
1000	100552	Nstar Gas	27416070046SEP11	19030314	(15.38)	(15.38)	-	-	-	-
1000	100763	United Parcel Service	0738IFCONSOL9/24	19030315	(4.00)	-	(4.00)	-	-	-
1000	100820	Sprint Email Protection Services	6870058193	19030263	(918.00)	(918.00)	-	-	-	-
1000	100916	R.R. Donnelley	1221948600	19030316	(525.00)	-	-	(525.00)	-	-
1000	100916	R.R. Donnelley	1222029900	19030317	(440.00)	-	-	(440.00)	-	-
1000	100916	R.R. Donnelley	1222123500	19030318	(12,725.00)	-	-	(12,725.00)	-	-
1000	100916	R.R. Donnelley	1222175400	19030319	(4,640.00)	-	-	(4,640.00)	-	-
1000	100916	R.R. Donnelley	1222405900	19030320	(770.00)	-	(770.00)	-	-	-
1000	102118	Premiere Global Services	09369301	19030262	(876.58)	(876.58)	-	-	-	-
1000	102652	K&L Gates	2450044	19030322	(520.00)	-	(520.00)	-	-	-
4000	102841	Lightower Fiber Networks	20110901274MIDL	5200044590	(16,016.00)	-	(16,016.00)	-	-	-

8 of 11

Evergreen Solar, Inc.
Case No. 11-12590 (MFW)
MOR 4 - AP Aging as of October 1, 2011

					Amount in
Co Code	Vendor	Vend Name	Ref Number	Doc Nbr	Local Curr	Current	0-30	31-60	61-90	91-120
1000	103055	Unifirst Corporation	0443876972	5200044592	(67.57)	-	(67.57)	-	-	-
1000	103055	Unifirst Corporation	0443882796	5200044593	(48.47)	(48.47)	-	-	-	-
1000	103055	Unifirst Corporation	0443885733	5200044594	(48.47)	(48.47)	-	-	-	-
1000	103055	Unifirst Corporation	0443888615	5200044595	(48.47)	(48.47)	-	-	-	-
1000	103266	Cintas Corp	016379242	5200044597	(113.90)	(113.90)	-	-	-	-
1000	103266	Cintas Corp	016388568	5200044598	(113.90)	(113.90)	-	-	-	-
1000	103266	Cintas Corp	016408218	5200044599	(113.90)	(113.90)	-	-	-	-
1000	103266	Cintas Corp	016410754	5200044600	(74.40)	(74.40)	-	-	-	-
1000	103266	Cintas Corp	016418099	5200044579	(113.90)	(113.90)	-	-	-	-
4000	103422	Consumers Energy	100060729405SEPT	19000698	(5,164.10)	-	(5,164.10)	-	-	-
4000	103649	Titan Equipment Services, Inc.	30560Y	5200044607	(425.00)	(425.00)	-	-	-	-
1000	104048	Sobel + Raciti Associates, Inc.	24856	5200044578	(600.00)	(600.00)	-	-	-	-
1000	100385	IFM Efector Inc.	20103557	5200044563	(3,053.80)	(3,053.80)	-	-	-	-
1000	100477	Nationalgrid	0380935026SEPT11	19030260	(1,379.65)	-	(1,379.65)	-	-	-
1000	100477	Nationalgrid	7837466035SEPT11	19030261	(27,777.53)	-	(27,777.53)	-	-	-
1000	100646	SAS Institute	7345042	5200044556	(4,473.13)	-	(4,473.13)	-	-	-
1000	101652	Apollo Safety Inc.	54662	5200044562	(1,715.00)	(1,715.00)	-	-	-	-
1000	102841	Lightower Fiber Networks	20110901274	5200044577	(19,062.62)	-	(19,062.62)	-	-	-
1000	104259	Expeditors N.V.	E600690312	19030259	(14,733.10)	(14,733.10)	-	-	-	-
1000	104260	Cisco Webex LLC	4385588	5200044559	(441.00)	-	(441.00)	-	-	-
1000	104260	Cisco Webex LLC	4446886	5200044560	(443.59)	(443.59)	-	-	-	-
1000	104341	Innovative Products and Equipment,	96876	5200044573	(10,000.00)	(10,000.00)	-	-	-	-
1000	104497	IAR Systems Software, Inc	46043	5200044561	(7,020.00)	(7,020.00)	-	-	-	-
1000	20036	Michael El-Hillow	9/5-6EXPCELLJULY	19030256	(181.94)	-	(181.94)	-	-	-
1000	100289	Federal Express Corporation	1914231664	19030248	(104.47)	(104.47)	-	-	-	-
1000	100289	Federal Express Corporation	7-631-95533	19030250	(10.00)	(10.00)	-	-	-	-
1000	100289	Federal Express Corporation	7-632-47445	19030251	(52.90)	(52.90)	-	-	-	-
1000	100289	Federal Express Corporation	7-633-11301	19030252	(24.67)	(24.67)	-	-	-	-
1000	100289	Federal Express Corporation	2403811023	19030249	(128.38)	(128.38)	-	-	-	-
1000	102975	Uniclean Cleanroom Services	0450296620	5200044550	(151.75)	(151.75)	-	-	-	-
4000	103050	Praxair Inc.	40801240	5200044554	(227.31)	(227.31)	-	-	-	-
1000	103055	Unifirst Corporation	0443889785	5200044551	(44.53)	(44.53)	-	-	-	-
1000	100015	Acton Technologies, Inc.	ACTON TECH	15003086	488.00	-	488.00	-	-	-
1000	100486	McMaster-Carr	95823325	5200044549	(133.95)	(133.95)	-	-	-	-
1000	100486	McMaster-Carr	95955764	5200044548	(13.04)	(13.04)	-	-	-	-
4000	103649	Titan Equipment Services, Inc.	32447W	5200044547	(1,250.00)	(1,250.00)	-	-	-	-
1000	100486	McMaster-Carr	95934735	5200044535	(48.71)	(48.71)	-	-	-	-
1000	102648	Boston Bean Coffee Co.	1171585-0	5200044537	(105.16)	(105.16)	-	-	-	-
1000	103062	CIT Technology Financing Serv,Inc.	20076642	19030242	(571.23)	(571.23)	-	-	-	-
1000	102975	Uniclean Cleanroom Services	0450296094	5200044502	(151.75)	(151.75)	-	-	-	-
4000	103607	Dewitt Barrels Inc.	0203273-CM	5200044501	345.00	345.00	-	-	-	-

9 of 11

Evergreen Solar, Inc.
Case No. 11-12590 (MFW)
MOR 4 - AP Aging as of October 1, 2011

					Amount in
Co Code	Vendor	Vend Name	Ref Number	Doc Nbr	Local Curr	Current	0-30	31-60	61-90	91-120
1000	100524	MWI, Inc.	MWI	15003087	10,851.40	-	10,851.40	-	-	-
1000	103055	Unifirst Corporation	0443883971	5200044495	(46.27)	(46.27)	-	-	-	-
1000	103055	Unifirst Corporation	0443886894	5200044496	(121.53)	(121.53)	-	-	-	-
1000	103266	Cintas Corp	016390941	5200044497	(74.40)	(74.40)	-	-	-	-
1000	103266	Cintas Corp	016398540	5200044498	(113.90)	(113.90)	-	-	-	-
1000	102975	Uniclean Cleanroom Services	0450295058	5200044488	(151.75)	(151.75)	-	-	-	-
1000	100486	McMaster-Carr	95319983BALANCE	5200044484	(6.36)	(6.36)	-	-	-	-
1000	104259	Expeditors N.V.		1100119	110,611.32	-	110,611.32	-	-	-
1000	102975	Uniclean Cleanroom Services	0450295582	5200044466	(151.75)	(151.75)	-	-	-	-
4000	103811	Young Supply Co.	10044051-00	5200044450	1,484.00	1,484.00	-	-	-	-
1000	100017	Capgemini US LLC	8104011023263-B	5200044584	(4,500.00)	(4,500.00)	-	-	-	-
1000	101023	Airgas East Inc.	AIRGAS	15003075	982.22	-	-	982.22	-	-
1000	101216	PC Connection Sales Corporation	48296385	5200044585	(2,268.00)	-	(2,268.00)	-	-	-
1000	102841	Lightower Fiber Networks	20110801274-B	5200044576	(9,531.31)	-	-	(9,531.31)	-	-
4000	102841	Lightower Fiber Networks	20110801274MID-B	5200044589	(8,008.00)	-	(8,008.00)	-	-	-
4000	103050	Praxair Inc.	PRAXAIR	15000053	672.11	-	-	672.11	-	-
4000	103050	Praxair Inc.	40537437-B	5200044409	(119.23)	-	(119.23)	-	-	-
1000	103266	Cintas Corp	016369643	5200044596	(113.90)	-	(113.90)	-	-	-
4000	103472	GCA Services Group, Inc.	378190EVG	5200044558	(504.90)	-	(504.90)	-	-	-
					(79,899.15)	(48,273.90)	(4,627.38)	(26,997.87)	-	-

10 of 11

In re: Evergreen Solar, Inc	Case No. Case No. 11-12590 (MFW)
Debtor	Reporting Period: August 28 - October 1, 2011

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$12,570,656
+ Amounts billed during the period	249,565
- Amounts collected during the period	(1,060,223)
- Reclassification	(257,130)
Total Accounts Receivable at the end of the reporting period	$11,502,868

Accounts Receivable Aging	Amount
0 - 30 days old	58,236
31 - 60 days old	1,044,008
61 - 90 days old	606,451
91+ days old	9,794,173
Total Accounts Receivable	11,502,868
Amount considered uncollectible (Bad Debt)	(9,013,507)
Accounts Receivable (Net)	2,489,361

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		x
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		x
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	x
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	x
5. Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
x

FORM MOR-5
(04/07)